SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT is made this 31ST day of MARCH, 1998, to the Lease dated March 12th, 1997, and First Amendment to Lease Agreement, dated December 22, 1997, by and between SCOTTSDALE STETSON CORPORATION, AN ARIZONA CORPORATION, as Landlord, and SOLPOWER CORPORATION (FORMERLY KNOWN AS VIRTUAL TECHNOLOGIES, INC.), A NEVADA CORPORATION, as Tenant, for the premises located at 7309 East Stetson Drive, Suite 102, City of Scottsdale, County of Maricopa, State of Arizona, known as the "Existing Lease".

                                   WITNESSETH:

         WHEREAS, it is the mutual desire of the parties herein above to amend said Lease as follows:

        1. The name of Tenant has been formally changed to SOLPOWER CORPORATION, a Nevada corporation.

        2. The term of the lease is hereby extended from March 12th, 1999 to June 30th, 2000, with the Guaranteed Minimum Monthly Rental being increased to $1,960.67.

All other terms and conditions set forth in the existing Lease Agreement and First Amendment to Lease Agreement remain in effect.

In witness whereof, this Second Amendment to Lease Agreement has been executed on the date first written above.

SCOTTSDALE STETSON CORPORATION, LANDLORD

/s/ Patrick J. Logue
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BY:      PATRICK J. LOGUE
TITLE: PRESIDENT


SOLPOWER CORPORATION, TENANT

/s/ LEIF SCHIPPER
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BY:      LEIF SCHIPPER
TITLE:  PRESIDENT